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                                  EXHIBIT 10.2

                                SECOND AMENDMENT
                                       TO
                         EXECUTIVE EMPLOYMENT AGREEMENT


         This Second Amendment to Executive Employment Agreement (this "Second Amendment") is made to be effective as of May ___, 2005 by and between Daniel D. Viren ("Executive") and R. G. Barry Corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, Executive and the Company are parties to an Executive Employment Agreement dated June 5, 2000, as amended by that certain First Amendment to Executive Employment Agreement dated June 5, 2003 (the "Agreement");

         WHEREAS, the term of the Agreement expires on June 5, 2005;

         WHEREAS, Executive and the Company desire to extend the term of the Agreement by two years; and

         WHEREAS, such extension of the term of the Agreement has been recommended by the Compensation Committee and approved by the Board of Directors of the Company;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the Company and Executive agree as follows:

         1. Section 2 of the Agreement is hereby amended in its entirety to read as follows:

                  Section 2. Term of Employment. The term of employment of Executive by the Company under this Agreement shall commence on June 5, 2000 (the "Agreement Date") and end on June 5, 2007 (the "Term of Employment").

         2. Except as expressly amended hereby, the Agreement, as amended by this Second Amendment, shall remain in full force and effect.

         3. This Second Amendment may be executed in any number of counterparts, and each of such counterparts, when so executed, shall be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment, to be effective as of the day and year first above written.

                                     R. G. BARRY CORPORATION



                                     By:  /s/ Thomas M. Von Lehman
                                          ------------------------
                                          Thomas M. Von Lehman,
                                          President and Chief Executive Officer


                                          /s/ Daniel D. Viren
                                          -----------------------------------
                                          Daniel D. Viren